Exhibit 4.2.2

AMENDMENT TO

WORLD GOLD TRUST

AUTHORIZED PARTICIPANT AGREEMENT

WITH GOLDMAN SACHS & CO. LLC

This Amendment (this “Amendment”), dated as of December 1, 2023, is (i) to the World Gold Trust Authorized Participant Agreement, as amended (the “Participant Agreement”), by and among Goldman Sachs & Co. LLC (formerly known as Goldman, Sachs & Co.) (the “Authorized Participant”), WGC USA Asset Management Company, LLC, as the sponsor (the “Sponsor”) of the World Gold Trust (the “Trust”) and the SPDR® Gold MiniShares® Trust (“GLDM”), a series of the Trust, and The Bank of New York Mellon, not in its individual capacity, but solely as the administrator (the “Administrator”) of the Trust and GLDM and (ii) is by and among the Authorized Participant, the Sponsor and the Administrator.

WHEREAS, Section 20(a) (Amendment and Modification) of the Participant Agreement provides that the Participant Agreement may be amended, modified or supplemented by the Authorized Participant, the Sponsor and the Administrator by following the procedures provided for therein;

WHEREAS, the Sponsor has appointed JPMorgan Chase Bank, N.A. (“JPM”) as an additional custodian of the gold held by GLDM; and

WHEREAS, the Authorized Participant, the Sponsor and the Administrator wish to amend the Procedures and Exhibits to the Participant Agreement to: (i) adopt procedures by which the Authorized Participant may create and redeem baskets of shares of GLDM through JPM; (ii) update the procedures by which the Authorized Participant may create and redeem baskets of shares of GLDM through ICBC Standard Bank Plc (“ICBC”); and (iii) update the Creation/Redemption Order Form by which the Authorized Participant may create and redeem baskets of shares of series of the Trust.

NOW, THEREFORE, the Authorized Participant, the Sponsor, the Administrator agree as follows:

1.          The Participant Agreement is hereby amended as follows:

(a) All references to “Procedures” in the Participant Agreement that may or do relate to GLDM shall mean (i), with respect to JPM in its capacity as a custodian of GLDM’s gold, the procedures attached hereto as Exhibit A (the “JPM Procedures”) and (ii), with respect to ICBC in its capacity as a custodian of GLDM’s gold, the procedures attached hereto as Exhibit B (the “ICBC Procedures”), and the JPM Procedures and the ICBC Procedures are deemed incorporated into the Participant Agreement.

(b) The Creation/Redemption Order Form of the Trust attached as Exhibit B to the Participant Agreement is deleted and replaced in its entirely with the Creation/Redemption Order Form of the Trust attached hereto as Exhibit C.

2.         The parties waive the requirement under Section 20(a) (Amendment and Modification) of the Participant Agreement that a copy of this Amendment be mailed or emailed by the Administrator to the Authorized Participant.

3.          Except as modified by this Amendment, the Participant Agreement shall remain unmodified and in full force and effect.

4.          Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Participant Agreement.

5.          This Amendment shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York conflict of laws principles) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

6.          This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same amendment. Transmission by facsimile or electronic mail of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

7.          Notwithstanding anything to the contrary in Section 20(a) (Amendment and Modification) of the Participant Agreement, this Amendment shall be effective as of December 7, 2023.

[Signature Page Follows]

IN WITNESS WHEREOF, the Authorized Participant, the Sponsor and the Administrator have duly executed and delivered this Amendment as of the date first above written.

GOLDMAN SACHS & CO. LLC,

By: /s/ Jackson Isaacs

Name: Jackson Isaacs

Title: Vice President

WGC USA ASSET MANAGEMENT COMPANY, LLC,

the sponsor of World Gold Trust and its series, the SPDR® Gold MiniShares® Trust

By: /s/ Joseph R. Cavatoni

Name: Joseph R. Cavatoni

Title: Principal Executive Officer

THE BANK OF NEW YORK MELLON,

the administrator of World Gold Trust and its series, the SPDR® Gold MiniShares® Trust

By: /s/ Michael Spates

Name: Michael Spates

Title:  Senior Vice President

[Signature Page to Amendment to

World Gold Trust Authorized Participant Agreement with Goldman Sachs & Co. LLC]

EXHIBIT A

SPDR® GOLD MINISHARES® TRUST PROCEDURES
(JPMORGAN CHASE BANK, N.A. AS CUSTODIAN)

[See attached].

Effective as of December 7, 2023

SPDR® GOLD MINISHARES® TRUST PROCEDURES
(JPMORGAN CHASE BANK, N.A. AS CUSTODIAN)

CREATION AND REDEMPTION OF SPDR® GOLD MINISHARES AND RELATED GOLD TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Creation Units of shares (the “Shares”) of the SPDR® Gold MiniShares® Trust (the “Fund”), a series of World Gold Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant (a “Participant”). Shares may be created or redeemed only in blocks of 100,000 Shares (each such block, a “Creation Unit”). Because the issuance and redemption of Creation Units also involve the transfer of Gold between the Participant and the Fund, certain processes relating to the underlying Gold transfers also are described.

Under these Procedures, Creation Units may be issued only with respect to Gold transferred to and held in the Fund’s allocated and unallocated Gold accounts maintained in London, England by JPMorgan Chase Bank, N.A, as custodian (the “Custodian”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Authorized Participant Agreement (the “Participant Agreement”) entered into by each Participant with The Bank of New York Mellon, as administrator of the Trust and the Fund (the “Administrator”), and WGC USA Asset Management Company, LLC, as the sponsor of the Trust and the Fund (the “Sponsor”).

For purposes of the Participant Agreement (i) all references to “Custodian” used therein in connection with the Fund shall also mean JPMorgan Chase Bank, N.A., in its capacity as a custodian of the Fund’s Gold, where the context permits or requires, and (ii) all references to “Procedures” used therein in connection with the Fund shall also mean these Procedures, where the context permits or requires.

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a day on which the principal exchange on which the Shares are traded is closed for regular trading or (ii), if the transaction involves the receipt or delivery of Gold or confirmation thereof in the United Kingdom or in some other jurisdiction, (a) a day on which banking institutions in the United Kingdom or in such other jurisdiction, as the case may be, are authorized by law to close or a day on which the London gold market is closed or (b) a day on which banking institutions in the United Kingdom or in such other jurisdiction, as the case may be, are authorized to be open for less than a full business day or the London gold market is open for trading for less than a full business day and transaction procedures required to be executed or completed before the close of the business day may not be so executed or completed.

Creation Units are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Participant Agreement. Creation Units may be issued and redeemed on any Business Day by the Custodian in exchange for Gold, which the Custodian receives from Participants or transfers to Participants, after receiving appropriate instructions from the Administrator, in each case on behalf of the Trust. Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Administrator (the “Transaction Fee”).

Participants and the Fund transfer Gold between each other using the unallocated bullion account system of the London bullion market. Transfers of Gold to and from the Fund are effected pursuant to (i) the Allocated Precious Metal Account Agreement, dated as of December 1, 2023 and effective as of December 7, 2023, as amended or restated from time to time, between the Trust and the Custodian (the “Allocated Bullion Account Agreement”) establishing the Fund’s allocated account with the Custodian (the “Fund Allocated Account”) and the Unallocated Precious Metal Account Agreement, dated as of December 1, 2023 and effective as of December 7, 2023,, as amended or restated from time to time, between the Trust and the Custodian (the “Unallocated Bullion Account Agreement”) establishing the Fund’s unallocated account with the Custodian (the “Fund Unallocated Account”; the Allocated Bullion Account Agreement and the Unallocated Bullion Account Agreement are collectively referred to as the “Custody Agreements”); and (ii) a Participant Unallocated Bullion Account Agreement entered into between the Participant and JPMorgan Chase Bank, N.A. or another Gold clearing bank of the LPMCL establishing the Participant’s unallocated account (the “Participant Unallocated Account”).

Gold is transferred between the Fund and Participants through the Fund Unallocated Account. When Gold is to be transferred to the Fund from a Participant (in exchange for the issuance of Creation Units), the Gold is transferred from the Participant Unallocated Account to the Fund Unallocated Account and then transferred from there to the Fund Allocated Account. When Gold is to be transferred to a Participant (in connection with the redemption of Creation Units), the Gold is transferred from the Fund Allocated Account to the Fund Unallocated Account and is transferred from there to the Participant Unallocated Account.

Each Participant is responsible for ensuring that the Gold it intends to transfer to the Fund in exchange for Creation Units is available for transfer to the Fund in the manner and at the times described in these Procedures. In meeting this responsibility, the Participant may make such independent arrangements as it sees fit, including borrowing Gold, to ensure that the relevant amount of Gold is credited in time.

Upon acceptance of the Participant Agreement by the Sponsor and the Administrator, the Administrator will assign a personal identification number (a “PIN number”) to each Authorized Person authorized to act for the Participant. This will allow the Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) for Creation Units.

If there is more than one custodian of the Fund’s Gold with whom the Participant may deposit Gold with in connection with the creation of Creation Units or receive Gold from in connection with the redemption of Creation Units, the Sponsor shall, from time to time, identify to the Participant and the Administrator which custodian or custodians the Participant may or shall deposit Gold with in connection with the creation of Creation Units or receive Gold from in connection with the redemption of Creation Units. Such identification may be carried out by the Sponsor instructing the Administrator from time to time to indicate through the Administrator’s electronic ordering system which custodian or custodians the Participant shall deposit Gold with in connection with the creation of Creation Units or receive Gold from in connection with the redemption of Creation Units.

Capitalized terms used but not defined in these Procedures shall have the meanings assigned to such terms in the Participant Agreement.

Important Notes:

●	Any Order is subject to rejection by the Administrator for the reasons set forth in the Participant Agreement.

●	All Orders are subject to the provisions of the Custody Agreements and the Participant Agreement relating to unclear or ambiguous instructions.

* * * *

CREATION PROCESS

The issuance and delivery of Shares shall take place only in integral numbers of Creation Units in compliance with the following rules:

1.

Participants wishing to acquire one or more Creation Units shall place a Purchase Order with the Administrator no later than 3:59:59 p.m. (New York time) (the “Order Cutoff Time”) on any Business Day. Purchase Orders received by the Administrator on or after the Order Cutoff Time on a Business Day will not be accepted.

2.	For purposes of Paragraph 1 above, a Purchase Order shall be deemed “received” by the Administrator only when either of the following has occurred no later than 3:59:59 p.m. (New York time):

a.

Telephone/fax Order — An Authorized Person shall have placed a telephone call to the telephone number designated by the Administrator and specified in Exhibit B to the Participant Agreement, or such other number that the Administrator designates in writing to the Participant, and has received an order number from the Administrator for insertion in the Purchase Order (an “Order Number”), or

b.

Web-based Order — An Authorized Person shall have accessed the Administrator’s online services (https://connect.bnymellon.com), the use of which shall be subject to the Order Entry System Terms and Conditions attached hereto as Annex A and incorporated herein by reference.

in either case informing the Administrator that the Participant wishes to place a Purchase Order for a specified number of Creation Units and, in the case of a telephone order, within 15 minutes following such telephone call, the Administrator shall have received a properly completed, irrevocable Purchase Order in the form set out in Exhibit B to the Participant Agreement executed by an Authorized Person of such Participant, via facsimile at the number specified in such Exhibit B. The Business Day on which a Purchase Order shall be deemed received by the Administrator is hereinafter referred to as the “Order Date.”

3.

As soon as reasonably practicable following receipt of a properly completed Purchase Order but not later than 5:30 p.m. (New York time) on the Order Date for such Purchase Order, the Administrator shall send to the Participant (with copy to the Custodian), via facsimile or electronic mail message, a copy of the corresponding Purchase Order endorsed “Accepted” by the Administrator and indicating the amount of Gold that the Participant shall deliver to the Custodian in respect of each Creation Unit (the “Creation Unit Amount”). Prior to the transmission of the Administrator’s acceptance as specified above, a Purchase Order will only represent the Participant’s unilateral offer to deposit Gold in exchange for Creation Units and will have no binding effect upon the Trust, on behalf of the Fund, or any other party. Following the transmission of the Administrator’s acceptance as specified above, a Purchase Order will be a binding agreement among the Trust, on behalf of the Fund, and the Participant for the creation and purchase of Creation Units and the deposit of Gold pursuant to the terms of the Purchase Order and these Procedures. If a Purchase Order is rejected, the Administrator shall send to the Participant (with copy to the Custodian), via facsimile or electronic mail message, as soon as reasonably practicable, but not later than 5:30 p.m. (New York time) on the Order Date for such Purchase Order, a copy of the corresponding Purchase Order endorsed “Declined” by the Administrator and indicating the reason. The preceding sentence notwithstanding, Purchase Orders not accepted by 5:30 p.m. (New York time) on the Order Date shall be deemed cancelled. A Purchase Order which is not properly completed will be deemed invalid and rejected by the Administrator; the Participant may submit a corrected Purchase Order within fifteen (15) minutes after receiving notice of such rejection from the Administrator, provided that the corrected Purchase Order is received by the Administrator prior to the Order Cutoff Time.

4.

The Administrator shall provide a written summary to the Custodian of all Purchase Orders accepted on an Order Date no later than 5:30 p.m. (New York time) on such Order Date. The summary shall be sent by the Administrator to the Custodian by authenticated electronic message (Swift MT699 or MT604, as determined by the Administrator) and shall indicate (i) each separate transfer of Gold to be made by a Participant to the Fund Unallocated Account in connection with each Purchase Order accepted on such Order Date and (ii) the total ounces of Gold which will require allocation to the Fund Allocated Account on the second Business Day following the Order Date. If the Administrator rejects a Purchase Order pursuant to a Participant Agreement after the foregoing message is given to the Custodian, the Administrator will notify the Custodian of such rejection, identifying the Participant whose Purchase Order was rejected and the number of ounces of Gold contained in the rejected Purchase Order.

5.

Each Purchase Order shall settle on the second Business Day following the Order Date. The Creation Unit Amount corresponding to each Creation Unit must be deposited in the Fund Unallocated Account no later than 10:00 a.m. (London time) on the second Business Day following the Order Date. The Participant shall bear all risk of any loss until the Gold is credited to the Fund Unallocated Account.

6.

By 2:00 p.m. (London time) on the second Business Day following the Order Date, the Custodian will notify the Administrator by email of the status of the Gold deposits and allocation process for Purchase Orders scheduled to settle on the second Business Day following the Order Date, including (i) the amount of Gold transferred to the Fund Unallocated Account from each Participant’s Participant Unallocated Account, separately stated, (ii) the amount of Gold that has been allocated to the Fund Allocated Account from the Fund Unallocated Account and (iii) the amount of Gold, if any, remaining in the Fund Unallocated Account. In the event there is any need for clarification of the status of the Gold deposits or the allocation process, the Administrator will telephone the Custodian to obtain such clarification. This notice does not reflect the official transfer record of the Custodian, which is completed as of the conclusion of the Custodian’s Business Day.

7.

On the second Business Day following the Order Date corresponding to a Purchase Order, or on such earlier date and time as the Administrator in its absolute discretion may agree with the Participant, the Administrator shall issue the aggregate number of Shares corresponding to the Creation Units ordered by the Participant and deliver them, by credit to the account at DTC which the Participant shall have identified for such purpose in its Purchase Order, provided that, by 1:00 p.m. (New York time) on the date such issuance and delivery is to take place:

a.

the Custodian shall have reported in writing to the Administrator that the corresponding required amount of Gold has been deposited in the Fund Unallocated Account in compliance with the provisions of Paragraph 5 above;

b.

the Custodian shall have reported in writing to the Administrator that the corresponding required amount of Gold has been allocated to the Fund Allocated Account and the Custodian is holding that Gold for the account of the Fund;

c.	the Administrator shall have received from the Participant the applicable Transaction Fee;

d.

the Participant shall have paid or agreed to pay, or reimbursed or agreed to reimburse, the Custodian, the Administrator or the Fund for the amount of any applicable taxes (including, without limitation, any VAT), governmental charges and fees which are or become due in connection with the delivery of Gold to the Administrator and the issuance and delivery of Shares to the Participant; and

e.

any other conditions to the issuance of Shares under the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust, dated as of April 16, 2018, as amended as of February 6, 2020 and as of December 7, 2023, and as further amended or restated from time to time (the “Declaration of Trust”) shall have been satisfied.

8.

In all other cases, the Administrator shall issue the aggregate number of Shares corresponding to the Creation Units ordered by the Participant and deliver them by credit to the account at DTC which the Participant shall have identified for such purpose in its Purchase Order on the Business Day following the date on which all of the conditions set forth in clauses (a) – (e) of Paragraph 7 above shall have been met. In the event that, by 10:00 a.m. (New York time) on the second Business Day following the Order Date of a Purchase Order, the Fund Unallocated Account shall not have been credited with the required amount of Gold in compliance with the provisions of Paragraph 5 above, the Administrator shall send to the Participant whose deposit of Gold was not fully received and the Custodian via fax or electronic mail message notice of such fact and the Participant shall have two (2) Business Days following receipt of such notice to correct such failure. If such failure is not cured within such two (2) Business Day period, the Administrator shall, unless the Sponsor shall otherwise direct, cancel such Purchase Order and will send via fax or electronic mail message notice of such cancellation to the Participant and the Custodian, and the Participant will be solely responsible for all damages, losses, costs and expenses incurred by the Trust, the Fund, the Sponsor, the Administrator or the Custodian related to the cancelled Order.

9.

The foregoing provisions notwithstanding, neither the Administrator nor the Custodian shall be liable for any failure or delay in making delivery of Shares in respect of a Purchase Order arising from nuclear fission or fusion, radioactivity, war, terrorist event, invasion, insurrection, civil commotion, riot, strike, act of government, public authority, public service or utility problems, power outages resulting in telephone, telecopy and computer failures, act of God such as fires, floods or extreme weather conditions, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting the Trust, the Fund, the Administrator, the Custodian or sub-custodian and similar extraordinary events beyond the Custodian’s or the Administrator’s reasonable control. In the event of any such delay, the time to complete delivery in respect of a Purchase Order will be extended for a period equal to that during which the inability to perform continues as determined by the Administrator in its sole discretion.

10.

Except as provided in Paragraphs 3 and 8 and the Participant Agreement, none of the Administrator, the Sponsor or the Custodian is under any duty to give notification of any defects or irregularities in any Purchase Order or the delivery of the Creation Unit Amount, and shall not incur any liability for the failure to give any such notification.

11.	The creation of Shares may be suspended or rejected under the circumstances specified in the Declaration of Trust, these Procedures or the Participant Agreement.

[Redemption Process Follows on Next Page]

REDEMPTION PROCESS

The redemption of Shares shall take place only in integral numbers of Creation Units in compliance with the following rules:

1.

Participants wishing to redeem one or more Creation Units shall place a Redemption Order with the Administrator no later than 3:59:59 p.m. (New York time) (the “Order Cutoff Time”) on any Business Day. Redemption Orders received by the Administrator on or after the Order Cutoff Time on a Business Day will not be accepted.

2.	For purposes of Paragraph 1 above, a Redemption Order shall be deemed “received” by the Administrator only when either of the following has occurred no later than 3:59:59 p.m. (New York time):

a.

Telephone/fax Order — An Authorized Person shall have placed a telephone call to the telephone number designated by the Administrator and specified in Exhibit B to the Participant Agreement, or such other number that the Administrator designates in writing to the Participant, and has received an order number from the Administrator for insertion in the Redemption Order (an “Order Number”), or

b.

Web-based Order — An Authorized Person shall have accessed the Administrator’s online services (https://connect.bnymellon.com), the use of which shall be subject to the Order Entry System Terms and Conditions attached hereto as Annex A and incorporated herein by reference.

in either case informing the Administrator that the Participant wishes to place a Redemption Order for a specified number of Creation Units and, in the case of a telephone order, within 15 minutes following such telephone call, the Administrator shall have received a duly completed, irrevocable Redemption Order in the form set out in Exhibit B to the Participant Agreement executed by an Authorized Person of such Participant, via facsimile at the number specified in such Exhibit B. The Business Day on which a Redemption Order shall be deemed received by the Administrator is hereinafter referred to as the “Order Date.”

3.

Upon receipt of a properly completed Redemption Order, the Administrator shall send to the Participant (with copy to the Custodian), via facsimile or electronic mail message, as soon as reasonably practicable, but not later than 5:30 p.m. (New York time) on the Order Date for such Redemption Order a copy of the corresponding Redemption Order endorsed “Accepted” by the Administrator and indicating the amount of Gold that the Custodian shall deliver to the Participant in respect of each Creation Unit being redeemed (the “Creation Unit Amount”). Prior to the transmission of the Administrator’s acceptance as specified above, a Redemption Order will only represent the Participant’s unilateral offer to deposit Creation Units in exchange for a delivery of Gold and will have no binding effect upon the Trust, on behalf of the Fund, or any other party. Following the transmission of the Administrator’s acceptance as specified above, a Redemption Order will be a binding agreement among the Trust, on behalf of the Fund, and the Participant for the redemption of Creation Units and the delivery of Gold pursuant to the terms of the Redemption Order and these Procedures. If a Redemption Order is rejected, the Administrator shall send to the Participant (with copy to the Custodian), via facsimile or electronic mail message, as soon as reasonably practicable, but not later than 5:30 p.m. (New York time) on the Order Date for such Redemption Order, a copy of the corresponding Redemption Order endorsed “Declined” by the Administrator and indicating the reason. The preceding sentence notwithstanding, Redemption Orders not accepted by 5:30 p.m. (New York time) on the Order Date shall be deemed cancelled. A Redemption Order which is not properly completed will be deemed invalid and rejected by the Administrator; the Participant may submit a corrected Redemption Order within fifteen (15) minutes after receiving notice of such rejection from the Administrator, provided that the corrected Redemption Order is received by the Administrator prior to the Order Cutoff Time.

4.

The Administrator shall provide a written summary to the Custodian of all Redemption Orders accepted on an Order Date no later than 5:30 p.m. (New York time) on such Order Date. The summary shall be sent by the Administrator to the Custodian by authenticated electronic message (Swift MT699 or MT604, as determined by the Administrator) and shall (i) contain instructions to transfer on the second Business Day following the Order Date from the Fund Allocated Account to the Fund Unallocated Account the total ounces of Gold required to settle the Redemption Orders received on such Order Date and (ii) identify each separate transfer of Gold to be made from the Fund Unallocated Account to the identified Participant Unallocated Account in connection with each Redemption Order accepted on such Order Date. If the Administrator rejects a Redemption Order pursuant to a Participant Agreement after the foregoing message is sent, the Administrator will notify the Custodian of such rejection, identifying the Participant whose Redemption Order was rejected and the number of ounces of Gold contained in the rejected Redemption Order.

5.

The Administrator shall, by 10:00 a.m. (New York Time) on the second Business Day following the Order Date of a Redemption Order, confirm in writing to the Custodian whether each of the following has occurred:

a.

the Participant has delivered by 10:00 a.m. on the second Business Day following the Order Date to the Administrator’s account at DTC the total number of Shares to be redeemed by such Participant pursuant to such Redemption Order;

b.	the Administrator shall have received from the Participant the applicable Transaction Fee;

c.

the Participant shall have paid or agreed to pay, or reimbursed or agreed to reimburse, the Custodian, the Administrator or Fund for the amount of any applicable taxes (including, without limitation, any VAT), governmental charges and fees which are or become due in connection with the delivery of Shares to the Administrator and the delivery of Gold to the Participant, as well as any expense associated with the delivery of Gold to the Participant other than by a credit to an account of the Participant maintained by the Custodian on an unallocated basis; and

d.	any other conditions to the redemption of Shares under the Declaration of Trust shall have been satisfied.

If the conditions set forth in clauses (a) – (d) of Paragraph 5 have been satisfied by 10:00 a.m. (New York time) on the second Business Day following the Order Date, the Administrator shall send an authenticated electronic message (Swift MT699 or MT604, as determined by the Administrator) to the Custodian directing the Custodian to transfer Gold in the relevant amounts from the Trust Unallocated Account to the Participant Unallocated Accounts specified in the communication sent by the Administrator to the Custodian in Paragraph 3. Having made such delivery, the Custodian shall send written confirmation thereof to the Administrator who shall then cancel the Shares so redeemed. The Participant shall bear all risk of any loss from the time the Gold is transferred from the Fund Unallocated Account to the Participant Unallocated Account.

6.

In all other cases, delivery must be completed by the Custodian as soon as, in the reasonable judgment of the Custodian, it is practicable following receipt of written confirmation from the Administrator that the conditions set forth in clauses (a) - (d) of Paragraph 5 above have been satisfied.

7.

The foregoing provisions notwithstanding, neither the Administrator nor the Custodian shall be liable for any failure or delay in making delivery of Gold in respect of a Redemption Order arising from nuclear fission or fusion, radioactivity, war, terrorist event, invasion, insurrection, civil commotion, riot, strike, act of government, public authority, public service or utility problems, power outages resulting in telephone, telecopy and computer failures, act of God such as fires, floods or extreme weather conditions, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting the Trust, the Fund, the Administrator, the Custodian or sub-custodian and similar extraordinary events beyond the Custodian’s or the Administrator’s reasonable control. In the event of any such delay, the time to complete delivery in respect of a Redemption Order will be extended for a period equal to that during which the inability to perform continues as determined by the Administrator in its sole discretion.

8.

In the event that, by 10:00 a.m. (New York time) on the second Business Day following the Order Date of a Redemption Order, the Administrator’s account at DTC shall not have been credited with the total number of Shares corresponding to the total number of Creation Units to be redeemed pursuant to such Redemption Order, the Administrator shall send to the Participant and the Custodian via fax or electronic mail message notice of such fact and the Participant shall have one (1) Business Day following receipt of such notice to correct such failure. If such failure is not cured within such one (1) Business Day period, the Administrator (in consultation with the Sponsor) will cancel such Redemption Order and will send via electronic mail message notice of such cancellation to the Participant and the Custodian. The Participant will be solely responsible for all damages, losses, costs and expenses incurred by the Trust, the Fund, the Sponsor, the Administrator or the Custodian related to the cancelled Redemption Order.

9.	The redemption of Shares may be suspended or rejected under the circumstances specified in the Declaration of Trust, these Procedures or the Participant Agreement.

10.

Except as provided in Paragraphs 3 and 8 and the Participant Agreement, none of the Administrator, the Sponsor or the Custodian are under any duty to give notification of any defects or irregularities in any Redemption Order or the delivery of the Shares, and shall not incur any liability for the failure to give any such notification.

* * * *

ANNEX A

ORDER ENTRY SYSTEM TERMS AND CONDITIONS

This Annex shall govern use by an Authorized Participant of the electronic order entry system for placing Purchase Orders and Redemption Orders for Shares (the “System”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement or the Procedures. In the event of any conflict between the terms of this Annex A and either the Agreement or the Procedures with respect to the placing of Purchase Orders and Redemption Orders, the terms of this Annex A shall control.

1.         (a) Authorized Participant shall provide to The Bank of New York Mellon, a New York corporation authorized to do banking business (the “Transfer Agent”) a duly executed authorization letter, in a form satisfactory to Transfer Agent, identifying those Authorized Persons who will access the System. Authorized Participant shall notify the Transfer Agent promptly in writing, including, but not limited to, by electronic mail, in the event that any person’s status as an Authorized Person is revoked or terminated, in order to give the Transfer Agent a reasonable opportunity to terminate such Authorized Person’s access to the System. The Transfer Agent shall promptly revoke access of such Authorized Person to the electronic entry systems through which Purchase Orders and Redemption are submitted by such person on behalf of the Authorized Participant.

(b) It is understood and agreed that each Authorized Person shall be designated as an authorized user of Authorized Participant for the purpose of the Agreement. Upon termination of the Agreement, the Authorized Participant’s and each Authorized Person’s access rights with respect to System shall be immediately revoked.

2.         Transfer Agent grants to Authorized Participant a personal, nontransferable and nonexclusive license to use the System solely for the purpose of transmitting Purchase Orders and Redemption Orders and otherwise communicating with Transfer Agent in connection with the same. Authorized Participant shall use the System solely for its own internal and proper business purposes. Except as set forth herein, no license or right of any kind is granted to Authorized Participant with respect to the System. Authorized Participant acknowledges that Transfer Agent and its suppliers retain and have title and exclusive proprietary rights to the System. Authorized Participant further acknowledges that all or a part of the System may be copyrighted or trademarked (or a registration or claim made therefor) by Transfer Agent or its suppliers. Authorized Participant shall not take any action with respect to the System inconsistent with the foregoing acknowledgments. Authorized Participant may not copy, distribute, sell, lease or provide, directly or indirectly, the System or any portion thereof to any other person or entity without Transfer Agent’s prior written consent. Authorized Participant may not remove any statutory copyright notice or other notice included in the System. Authorized Participant shall reproduce any such notice on any reproduction of any portion of the System and shall add any statutory copyright notice or other notice upon Transfer Agent’s request.

3.         (a)          Authorized Participant acknowledges that any user manuals or other documentation (whether in hard copy or electronic form) (collectively, the “Material”), which is delivered or made available to Authorized Participant regarding the System is the exclusive and confidential property of Transfer Agent. Authorized Participant shall keep the Material confidential by using the same care and discretion that Authorized Participant uses with respect to its own confidential property and trade secrets, but in no event less than reasonable care. Authorized Participant may make such copies of the Material as is reasonably necessary for Authorized Participant to use the System and shall reproduce Transfer Agent’s proprietary markings on any such copy. The foregoing shall not in any way be deemed to affect the copyright status of any of the Material which may be copyrighted and shall apply to all Material whether or not copyrighted. TRANSFER AGENT AND ITS SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE MATERIAL OR ANY PRODUCT OR SERVICE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(b)          Upon termination of the Agreement for any reason, Authorized Participant shall return to Transfer Agent all copies of the Material which is in Authorized Participant’s possession or under its control.

4.         Authorized Participant agrees that it shall have sole responsibility for maintaining adequate security and control of the user IDs, passwords and codes for access to the System, which shall not be disclosed to any third party without the prior written consent of Transfer Agent. Transfer Agent shall be entitled to rely on the information received by it from the Authorized Participant and Transfer Agent may assume that all such information was transmitted by or on behalf of an Authorized Person regardless of by whom it was actually transmitted, unless the Authorized Participant shall have notified the Transfer Agent a reasonable time prior that such person is not an Authorized Person.

5.         Transfer Agent shall have no liability in connection with the use of the System, the access granted to the Authorized Participant and its Authorized Persons hereunder, or any transaction effected or attempted to be effected by the Authorized Participant hereunder, except for damages incurred by the Authorized Participant as a direct result of Transfer Agent’s negligence or willful misconduct. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS HEREBY AGREED THAT IN NO EVENT SHALL TRANSFER AGENT OR ANY MANUFACTURER OR SUPPLIER OF EQUIPMENT, SOFTWARE OR SERVICES BE RESPONSIBLE OR LIABLE FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHICH THE AUTHORIZED PARTICIPANT MAY INCUR OR EXPERIENCE BY REASON OF ITS HAVING ENTERED INTO OR RELIED ON THIS AGREEMENT, OR IN CONNECTION WITH THE ACCESS GRANTED TO THE AUTHORIZED PARTICIPANT HEREUNDER, OR ANY TRANSACTION EFFECTED OR ATTEMPTED TO BE EFFECTED BY THE AUTHORIZED PARTICIPANT HEREUNDER, EVEN IF TRANSFER AGENT OR SUCH MANUFACTURER OR SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL TRANSFER AGENT OR ANY SUCH MANUFACTURER OR SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND SUCH PERSON’S REASONABLE CONTROL.

6.         Transfer Agent reserves the right to revoke Authorized Participant’s access to the System, with written notice, upon any breach by the Authorized Participant of the terms and conditions of this Annex A.

7.         Transfer Agent shall acknowledge through the System its receipt of each Purchase Order or Redemption Order communicated through the System, and in the absence of such acknowledgment Transfer Agent shall not be liable for any failure to act in accordance with such orders and Authorized Participant may not claim that such Purchase Order or Redemption Order was received by Transfer Agent. Transfer Agent may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by Transfer Agent in sufficient time for Transfer Agent to act upon, or in accordance with such instructions or communications.

8.         Authorized Participant agrees to use reasonable efforts consistent with its own procedures used in the ordinary course of business to prevent the transmission through the System of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Systems.

9.         Authorized Participant acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. Authorized Participant agrees that Transfer Agent may deactivate any encryption features at any time, without notice or liability to Authorized Participant, for the purpose of maintaining, repairing or troubleshooting its systems.

EXHIBIT B

SPDR® GOLD MINISHARES® TRUST PROCEDURES
(ICBC STANDARD BANK PLC AS CUSTODIAN)

[See attached.]

Amended as of December 7, 2023

SPDR® GOLD MINISHARES® TRUST PROCEDURES
(ICBC STANDARD BANK PLC AS CUSTODIAN)

CREATION AND REDEMPTION OF SPDR® GOLD MINISHARES AND RELATED GOLD TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Creation Units of shares (the “Shares”) of the SPDR® Gold MiniShares® Trust (the “Fund”), a series of World Gold Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant (a “Participant”). Shares may be created or redeemed only in blocks of 100,000 Shares (each such block, a “Creation Unit”). Because the issuance and redemption of Creation Units also involve the transfer of Gold between the Participant and the Fund, certain processes relating to the underlying Gold transfers also are described.

Under these Procedures, Creation Units may be issued only with respect to Gold transferred to and held in the Fund’s allocated and unallocated Gold accounts maintained in London, England by ICBC Standard Bank Plc, as custodian (the “Custodian”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Authorized Participant Agreement (the “Participant Agreement”) entered into by each Participant with The Bank of New York Mellon, as administrator of the Trust and the Fund (the “Administrator”), and WGC USA Asset Management Company, LLC, as the sponsor of the Trust and the Fund (the “Sponsor”).

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a day on which the principal exchange on which the Shares are traded is closed for regular trading or (ii), if the transaction involves the receipt or delivery of Gold or confirmation thereof in the United Kingdom or in some other jurisdiction, (a) a day on which banking institutions in the United Kingdom or in such other jurisdiction, as the case may be, are authorized by law to close or a day on which the London gold market is closed or (b) a day on which banking institutions in the United Kingdom or in such other jurisdiction, as the case may be, are authorized to be open for less than a full business day or the London gold market is open for trading for less than a full business day and transaction procedures required to be executed or completed before the close of the business day may not be so executed or completed.

Creation Units are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Participant Agreement. Creation Units may be issued and redeemed on any Business Day by the Custodian in exchange for Gold, which the Custodian receives from Participants or transfers to Participants, after receiving appropriate instructions from the Administrator, in each case on behalf of the Trust. Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Administrator (the “Transaction Fee”).

Participants and the Fund transfer Gold between each other using the unallocated bullion account system of the London bullion market. Transfers of Gold to and from the Fund are effected pursuant to (i) the Second Amended and Restated Allocated Gold Account Agreement, dated as of October 24, 2023, as amended or restated from time to time, between the Trust and the Custodian (the “Allocated Bullion Account Agreement”) establishing the Fund’s allocated account with the Custodian (the “Fund Allocated Account”) and the First Amended and Restated Unallocated Gold Account Agreement, dated as of October 24, 2023, as amended or restated from time to time, between the Trust and the Custodian (the “Unallocated Bullion Account Agreement”) establishing the Fund’s unallocated account with the Custodian (the “Fund Unallocated Account”; the Allocated Bullion Account Agreement and the Unallocated Bullion Account Agreement are collectively referred to as the “Custody Agreements”); and (ii) a Participant Unallocated Bullion Account Agreement entered into between the Participant and ICBC Standard Bank Plc or another Gold clearing bank of the LPMCL establishing the Participant’s unallocated account (the “Participant Unallocated Account”).

Gold is transferred between the Fund and Participants through the Fund Unallocated Account. When Gold is to be transferred to the Fund from a Participant (in exchange for the issuance of Creation Units), the Gold is transferred from the Participant Unallocated Account to the Fund Unallocated Account and then transferred from there to the Fund Allocated Account. When Gold is to be transferred to a Participant (in connection with the redemption of Creation Units), the Gold is transferred from the Fund Allocated Account to the Fund Unallocated Account and is transferred from there to the Participant Unallocated Account.

Each Participant is responsible for ensuring that the Gold it intends to transfer to the Fund in exchange for Creation Units is available for transfer to the Fund in the manner and at the times described in these Procedures. In meeting this responsibility, the Participant may make such independent arrangements as it sees fit, including borrowing Gold, to ensure that the relevant amount of Gold is credited in time.

Upon acceptance of the Participant Agreement by the Sponsor and the Administrator, the Administrator will assign a personal identification number (a “PIN number”) to each Authorized Person authorized to act for the Participant. This will allow the Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) for Creation Units.

If there is more than one custodian of the Fund’s Gold with whom the Participant may deposit Gold with in connection with the creation of Creation Units or receive Gold from in connection with the redemption of Creation Units, the Sponsor shall, from time to time, identify to the Participant and the Administrator which custodian or custodians the Participant may or shall deposit Gold with in connection with the creation of Creation Units or receive Gold from in connection with the redemption of Creation Units. Such identification may be carried out by the Sponsor instructing the Administrator from time to time to indicate through the Administrator’s electronic ordering system which custodian or custodians the Participant shall deposit Gold with in connection with the creation of Creation Units or receive Gold from in connection with the redemption of Creation Units.

Capitalized terms used but not defined in these Procedures shall have the meanings assigned to such terms in the Participant Agreement.

Important Notes:

●	Any Order is subject to rejection by the Administrator for the reasons set forth in the Participant Agreement.

●	All Orders are subject to the provisions of the Custody Agreements and the Participant Agreement relating to unclear or ambiguous instructions.

* * * *

CREATION PROCESS

The issuance and delivery of Shares shall take place only in integral numbers of Creation Units in compliance with the following rules:

1.

Participants wishing to acquire one or more Creation Units shall place a Purchase Order with the Administrator no later than 3:59:59 p.m. (New York time) (the “Order Cutoff Time”) on any Business Day. Purchase Orders received by the Administrator on or after the Order Cutoff Time on a Business Day will not be accepted.

2.	For purposes of Paragraph 1 above, a Purchase Order shall be deemed “received” by the Administrator only when either of the following has occurred no later than 3:59:59 p.m. (New York time):

a.

Telephone/fax Order — An Authorized Person shall have placed a telephone call to the telephone number designated by the Administrator and specified in Exhibit B to the Participant Agreement, or such other number that the Administrator designates in writing to the Participant, and has received an order number from the Administrator for insertion in the Purchase Order (an “Order Number”), or

b.

Web-based Order — An Authorized Person shall have accessed the Administrator’s online services (https://connect.bnymellon.com), the use of which shall be subject to the Order Entry System Terms and Conditions attached hereto as Annex A and incorporated herein by reference.

in either case informing the Administrator that the Participant wishes to place a Purchase Order for a specified number of Creation Units and, in the case of a telephone order, within 15 minutes following such telephone call, the Administrator shall have received a properly completed, irrevocable Purchase Order in the form set out in Exhibit B to the Participant Agreement executed by an Authorized Person of such Participant, via facsimile at the number specified in such Exhibit B. The Business Day on which a Purchase Order shall be deemed received by the Administrator is hereinafter referred to as the “Order Date.”

3.	The Administrator shall provide a written summary to the Sponsor and the Custodian of all accepted Purchase Orders for such Order Date no later than 5:30 p.m. (New York time).

4.

As soon as reasonably practicable following receipt of a properly completed Purchase Order but not later than 5:30 p.m. (New York time) on the Order Date for such Purchase Order, the Administrator shall send to the Participant, via facsimile or electronic mail message, with a copy to the Custodian, via electronic mail message, a copy of the corresponding Purchase Order endorsed “Accepted” by the Administrator and indicating the amount of Gold that the Participant shall deliver to the Custodian in respect of each Creation Unit (the “Creation Unit Amount”). Prior to the transmission of the Administrator’s acceptance as specified above, a Purchase Order will only represent the Participant’s unilateral offer to deposit Gold in exchange for Creation Units and will have no binding effect upon the Trust, on behalf of the Fund, or any other party. Following the transmission of the Administrator’s acceptance as specified above, a Purchase Order will be a binding agreement among the Trust, on behalf of the Fund, and the Participant for the creation and purchase of Creation Units and the deposit of Gold pursuant to the terms of the Purchase Order and these Procedures. If a Purchase Order is rejected, the Administrator shall send to the Participant, via facsimile or electronic mail message, with a copy to the Custodian, via electronic mail message, as soon as reasonably practicable, but not later than 5:30 p.m. (New York time) on the Order Date for such Purchase Order, a copy of the corresponding Purchase Order endorsed “Declined” by the Administrator and indicating the reason. The preceding sentence notwithstanding, Purchase Orders not accepted by 5:30 p.m. (New York time) on the Order Date shall be deemed cancelled. A Purchase Order which is not properly completed will be deemed invalid and rejected by the Administrator; the Participant may submit a corrected Purchase Order within fifteen (15) minutes of such contact with the Participant, provided that the corrected Purchase Order is received by the Administrator prior to the Order Cutoff Time.

5.

Each Purchase Order shall settle on the second Business Day following the Order Date. The Creation Unit Amount corresponding to each Creation Unit must be deposited in the Fund Unallocated Account no later than 10:00 a.m. (London time), or by such later time as the Custodian in its absolute discretion may agree with the Participant, on the second Business Day following the Order Date. The Participant shall bear all risk of any loss until the Gold is credited to the Fund Unallocated Account.

6.

The Custodian shall advise the Administrator in writing of the deposits made to the Fund Allocated Account in connection with each Purchase Order. Upon receipt of such advice, the Administrator shall determine whether a deposit of Gold required to be made pursuant to Paragraph 5 above has not been noted as deposited in the Fund Unallocated Account. In such event, the Administrator shall, by the Administrator’s close of business on the second Business Day following the Order Date, (i) send to the Custodian, via electronic mail message, a request that the Custodian confirm that the Custodian did not receive the anticipated deposit of Gold, and (ii) send to the Participant whose deposit was not received, via facsimile at the facsimile number specified by the Participant in the Purchase Order, a concurrent copy of such request.

7.

On the second Business Day following the Order Date corresponding to a Purchase Order, or on such earlier date and time as the Administrator in its absolute discretion may agree with the Participant, the Administrator shall issue the aggregate number of Shares corresponding to the Creation Units ordered by the Participant and deliver them, by credit to the account at DTC which the Participant shall have identified for such purpose in its Purchase Order, provided that, by 1:00 p.m. (New York time) on the date such issuance and delivery is to take place:

a.

the Custodian shall have reported in writing to the Administrator that the corresponding required amount of Gold has been deposited in the Fund Unallocated Account in compliance with the provisions of Paragraph 5 above;

b.

the Custodian shall have reported in writing to the Administrator that the corresponding required amount of Gold has been allocated to the Fund Allocated Account and the Custodian is holding that Gold for the account of the Fund;

c.	the Administrator shall have received from the Participant the applicable Transaction Fee;

d.

the Participant shall have paid or agreed to pay, or reimbursed or agreed to reimburse, the Custodian, the Administrator or the Fund for the amount of any applicable taxes (including, without limitation, any VAT), governmental charges and fees which are or become due in connection with the delivery of Gold to the Administrator and the issuance and delivery of Shares to the Participant; and

e.

any other conditions to the issuance of Shares under the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust, dated as of April 16, 2018, as amended as of February 6, 2020 and as of December 7, 2023, and as further amended or restated from time to time (the “Declaration of Trust”) shall have been satisfied.

8.

In all other cases, the Administrator shall issue the aggregate number of Shares corresponding to the Creation Units ordered by the Participant and deliver them by credit to the account at DTC which the Participant shall have identified for such purpose in its Purchase Order on the Business Day following the date on which all of the conditions set forth in clauses (a) – (e) of Paragraph 7 above shall have been met. In the event that, by 10:00 a.m. (New York time) on the second Business Day following the Order Date of a Purchase Order, the Fund Unallocated Account shall not have been credited with the required amount of Gold in compliance with the provisions of Paragraph 5 above, the Administrator shall send to the Participant, via facsimile or electronic mail message, and the Custodian, via electronic mail message, notice of such fact and the Participant shall have two (2) Business Days following receipt of such notice to correct such failure. If such failure is not cured within such two (2) Business Day period, the Administrator shall, unless the Sponsor shall otherwise direct, cancel such Purchase Order and will send to the Participant, via facsimile or electronic mail message, and the Custodian, via electronic mail message, notice of such cancellation, and the Participant will be solely responsible for all damages, losses, costs and expenses incurred by the Trust, the Fund, the Sponsor, the Administrator or the Custodian related to the cancelled Order.

9.

The foregoing provisions notwithstanding, neither the Administrator nor the Custodian shall be liable for any failure or delay in making delivery of Shares in respect of a Purchase Order arising from nuclear fission or fusion, radioactivity, war, terrorist event, invasion, insurrection, civil commotion, riot, strike, act of government, public authority, public service or utility problems, power outages resulting in telephone, telecopy and computer failures, act of God such as fires, floods or extreme weather conditions, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting the Trust, the Fund, the Administrator, the Custodian or sub-custodian and similar extraordinary events beyond the Custodian’s or the Administrator’s reasonable control. In the event of any such delay, the time to complete delivery in respect of a Purchase Order will be extended for a period equal to that during which the inability to perform continues as determined by the Administrator in its sole discretion.

10.

Except as provided in Paragraphs 4, 6 and 8 and the Participant Agreement, none of the Administrator, the Sponsor or the Custodian is under any duty to give notification of any defects or irregularities in any Purchase Order or the delivery of the Creation Unit Amount, and shall not incur any liability for the failure to give any such notification.

11.	The creation of Shares may be suspended or rejected under the circumstances specified in the Declaration of Trust, these Procedures or the Participant Agreement.

[Redemption Process Follows on Next Page]

REDEMPTION PROCESS

The redemption of Shares shall take place only in integral numbers of Creation Units in compliance with the following rules:

1.

Participants wishing to redeem one or more Creation Units shall place a Redemption Order with the Administrator no later than 3:59:59 p.m. (New York time) (the “Order Cutoff Time”) on any Business Day. Redemption Orders received by the Administrator on or after the Order Cutoff Time on a Business Day will not be accepted.

2.	For purposes of Paragraph 1 above, a Redemption Order shall be deemed “received” by the Administrator only when either of the following has occurred no later than 3:59:59 p.m. (New York time):

a.

Telephone/fax Order — An Authorized Person shall have placed a telephone call to the telephone number designated by the Administrator and specified in Exhibit B to the Participant Agreement, or such other number that the Administrator designates in writing to the Participant, and has received an order number from the Administrator for insertion in the Redemption Order (an “Order Number”), or

b.

Web-based Order — An Authorized Person shall have accessed the Administrator’s online services (https://connect.bnymellon.com), the use of which shall be subject to the Order Entry System Terms and Conditions attached hereto as Annex A and incorporated herein by reference.

in either case informing the Administrator that the Participant wishes to place a Redemption Order for a specified number of Creation Units and, in the case of a telephone order, within 15 minutes following such telephone call, the Administrator shall have received a duly completed, irrevocable Redemption Order in the form set out in Exhibit B to the Participant Agreement executed by an Authorized Person of such Participant, via facsimile at the number specified in such Exhibit B. The Business Day on which a Redemption Order shall be deemed received by the Administrator is hereinafter referred to as the “Order Date.”

3.	The Administrator shall provide a written summary to the Sponsor and the Custodian of all accepted Redemption Orders for such Order Date no later than 5:30 p.m. (New York time).

4.

Upon receipt of a properly completed Redemption Order, the Administrator shall send to the Participant, via facsimile or electronic mail message, with a copy to the Custodian, via electronic mail message, as soon as reasonably practicable, but not later than 5:30 p.m. (New York time) on the Order Date for such Redemption Order a copy of the corresponding Redemption Order endorsed “Accepted” by the Administrator and indicating the amount of Gold that the Custodian shall deliver to the Participant in respect of each Creation Unit being redeemed (the “Creation Unit Amount”). Prior to the transmission of the Administrator’s acceptance as specified above, a Redemption Order will only represent the Participant’s unilateral offer to deposit Creation Units in exchange for a delivery of Gold and will have no binding effect upon the Trust, on behalf of the Fund, or any other party. Following the transmission of the Administrator’s acceptance as specified above, a Redemption Order will be a binding agreement among the Trust, on behalf of the Fund, and the Participant for the redemption of Creation Units and the delivery of Gold pursuant to the terms of the Redemption Order and these Procedures. If a Redemption Order is rejected, the Administrator shall send to the Participant, via facsimile or electronic mail message, with a copy to the Custodian, via electronic mail message, as soon as reasonably practicable, but not later than 5:30 p.m. (New York time) on the Order Date for such Redemption Order, a copy of the corresponding Redemption Order endorsed “Declined” by the Administrator and indicating the reason. The preceding sentence notwithstanding, Redemption Orders not accepted by 5:30 p.m. (New York time) on the Order Date shall be deemed cancelled. A Redemption Order which is not properly completed will be deemed invalid and rejected by the Administrator; the Participant may submit a corrected Redemption Order within fifteen (15) minutes of such contact with the Participant, provided that the corrected Redemption Order is received by the Administrator prior to the Order Cutoff Time.

5.

The Administrator shall, by 10:00 a.m. (New York Time) on the second Business Day following the Order Date of a Redemption Order, confirm in writing to the Custodian whether each of the following has occurred:

a.

the Participant has delivered by 10:00 a.m. on the second Business Day following the Order Date to the Administrator’s account at DTC the total number of Shares to be redeemed by such Participant pursuant to such Redemption Order;

b.	the Administrator shall have received from the Participant the applicable Transaction Fee;

c.

the Participant shall have paid or agreed to pay, or reimbursed or agreed to reimburse, the Custodian, the Administrator or Fund for the amount of any applicable taxes (including, without limitation, any VAT), governmental charges and fees which are or become due in connection with the delivery of Shares to the Administrator and the delivery of Gold to the Participant, as well as any expense associated with the delivery of Gold to the Participant other than by a credit to an account of the Participant maintained by the Custodian on an unallocated basis; and

d.	any other conditions to the redemption of Shares under the Declaration of Trust shall have been satisfied.

Provided that the Custodian has received written confirmation from the Administrator that the conditions set forth in clauses (a) - (d) of Paragraph 5 above have been satisfied, the Custodian shall, on such day, deliver Gold in the amounts specified in the communication sent in compliance with Paragraph 4 above to the Participant Unallocated Account indicated in the Participant’s Redemption Order. Having made such delivery, the Custodian shall send written confirmation thereof to the Administrator who shall then cancel the Shares so redeemed. The Participant shall bear all risk of any loss from the time the Gold is transferred from the Fund Unallocated Account to the Participant Unallocated Account.

6.

In all other cases, delivery must be completed by the Custodian as soon as, in the reasonable judgment of the Custodian, it is practicable following receipt of written confirmation from the Administrator that the conditions set forth in clauses (a) - (d) of Paragraph 5 above have been satisfied.

7.

The foregoing provisions notwithstanding, neither the Administrator nor the Custodian shall be liable for any failure or delay in making delivery of Gold in respect of a Redemption Order arising from nuclear fission or fusion, radioactivity, war, terrorist event, invasion, insurrection, civil commotion, riot, strike, act of government, public authority, public service or utility problems, power outages resulting in telephone, telecopy and computer failures, act of God such as fires, floods or extreme weather conditions, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting the Trust, the Fund, the Administrator, the Custodian or sub-custodian and similar extraordinary events beyond the Custodian’s or the Administrator’s reasonable control. In the event of any such delay, the time to complete delivery in respect of a Redemption Order will be extended for a period equal to that during which the inability to perform continues as determined by the Administrator in its sole discretion.

8.

In the event that, by 10:00 a.m. (New York time) on the second Business Day following the Order Date of a Redemption Order, the Administrator’s account at DTC shall not have been credited with the total number of Shares corresponding to the total number of Creation Units to be redeemed pursuant to such Redemption Order, the Administrator shall send to the Participant, via facsimile or electronic mail message, and the Custodian, via electronic mail message, notice of such fact and the Participant shall have one (1) Business Day following receipt of such notice to correct such failure. If such failure is not cured within such one (1) Business Day period, the Administrator (in consultation with the Sponsor) will cancel such Redemption Order and will send via electronic mail message notice of such cancellation to the Participant and the Custodian. The Participant will be solely responsible for all damages, losses, costs and expenses incurred by the Trust, the Fund, the Sponsor, the Administrator or the Custodian related to the cancelled Redemption Order.

9.	The redemption of Shares may be suspended or rejected under the circumstances specified in the Declaration of Trust, these Procedures or the Participant Agreement.

10.

Except as provided in Paragraphs 4 and 8 and the Participant Agreement, none of the Administrator, the Sponsor or the Custodian are under any duty to give notification of any defects or irregularities in any Redemption Order or the delivery of the Shares, and shall not incur any liability for the failure to give any such notification.

* * * *

ANNEX A

ORDER ENTRY SYSTEM TERMS AND CONDITIONS

This Annex shall govern use by an Authorized Participant of the electronic order entry system for placing Purchase Orders and Redemption Orders for Shares (the “System”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement or the Procedures. In the event of any conflict between the terms of this Annex A and either the Agreement or the Procedures with respect to the placing of Purchase Orders and Redemption Orders, the terms of this Annex A shall control.

1.         (a) Authorized Participant shall provide to The Bank of New York Mellon, a New York corporation authorized to do banking business (the “Transfer Agent”) a duly executed authorization letter, in a form satisfactory to Transfer Agent, identifying those Authorized Persons who will access the System. Authorized Participant shall notify the Transfer Agent promptly in writing, including, but not limited to, by electronic mail, in the event that any person’s status as an Authorized Person is revoked or terminated, in order to give the Transfer Agent a reasonable opportunity to terminate such Authorized Person’s access to the System. The Transfer Agent shall promptly revoke access of such Authorized Person to the electronic entry systems through which Purchase Orders and Redemption are submitted by such person on behalf of the Authorized Participant.

(b) It is understood and agreed that each Authorized Person shall be designated as an authorized user of Authorized Participant for the purpose of the Agreement. Upon termination of the Agreement, the Authorized Participant’s and each Authorized Person’s access rights with respect to System shall be immediately revoked.

2.         Transfer Agent grants to Authorized Participant a personal, nontransferable and nonexclusive license to use the System solely for the purpose of transmitting Purchase Orders and Redemption Orders and otherwise communicating with Transfer Agent in connection with the same. Authorized Participant shall use the System solely for its own internal and proper business purposes. Except as set forth herein, no license or right of any kind is granted to Authorized Participant with respect to the System. Authorized Participant acknowledges that Transfer Agent and its suppliers retain and have title and exclusive proprietary rights to the System. Authorized Participant further acknowledges that all or a part of the System may be copyrighted or trademarked (or a registration or claim made therefor) by Transfer Agent or its suppliers. Authorized Participant shall not take any action with respect to the System inconsistent with the foregoing acknowledgments. Authorized Participant may not copy, distribute, sell, lease or provide, directly or indirectly, the System or any portion thereof to any other person or entity without Transfer Agent’s prior written consent. Authorized Participant may not remove any statutory copyright notice or other notice included in the System. Authorized Participant shall reproduce any such notice on any reproduction of any portion of the System and shall add any statutory copyright notice or other notice upon Transfer Agent’s request.

3.         (a)          Authorized Participant acknowledges that any user manuals or other documentation (whether in hard copy or electronic form) (collectively, the “Material”), which is delivered or made available to Authorized Participant regarding the System is the exclusive and confidential property of Transfer Agent. Authorized Participant shall keep the Material confidential by using the same care and discretion that Authorized Participant uses with respect to its own confidential property and trade secrets, but in no event less than reasonable care. Authorized Participant may make such copies of the Material as is reasonably necessary for Authorized Participant to use the System and shall reproduce Transfer Agent’s proprietary markings on any such copy. The foregoing shall not in any way be deemed to affect the copyright status of any of the Material which may be copyrighted and shall apply to all Material whether or not copyrighted. TRANSFER AGENT AND ITS SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE MATERIAL OR ANY PRODUCT OR SERVICE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(b)          Upon termination of the Agreement for any reason, Authorized Participant shall return to Transfer Agent all copies of the Material which is in Authorized Participant’s possession or under its control.

4.         Authorized Participant agrees that it shall have sole responsibility for maintaining adequate security and control of the user IDs, passwords and codes for access to the System, which shall not be disclosed to any third party without the prior written consent of Transfer Agent. Transfer Agent shall be entitled to rely on the information received by it from the Authorized Participant and Transfer Agent may assume that all such information was transmitted by or on behalf of an Authorized Person regardless of by whom it was actually transmitted, unless the Authorized Participant shall have notified the Transfer Agent a reasonable time prior that such person is not an Authorized Person.

5.         Transfer Agent shall have no liability in connection with the use of the System, the access granted to the Authorized Participant and its Authorized Persons hereunder, or any transaction effected or attempted to be effected by the Authorized Participant hereunder, except for damages incurred by the Authorized Participant as a direct result of Transfer Agent’s negligence or willful misconduct. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS HEREBY AGREED THAT IN NO EVENT SHALL TRANSFER AGENT OR ANY MANUFACTURER OR SUPPLIER OF EQUIPMENT, SOFTWARE OR SERVICES BE RESPONSIBLE OR LIABLE FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHICH THE AUTHORIZED PARTICIPANT MAY INCUR OR EXPERIENCE BY REASON OF ITS HAVING ENTERED INTO OR RELIED ON THIS AGREEMENT, OR IN CONNECTION WITH THE ACCESS GRANTED TO THE AUTHORIZED PARTICIPANT HEREUNDER, OR ANY TRANSACTION EFFECTED OR ATTEMPTED TO BE EFFECTED BY THE AUTHORIZED PARTICIPANT HEREUNDER, EVEN IF TRANSFER AGENT OR SUCH MANUFACTURER OR SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL TRANSFER AGENT OR ANY SUCH MANUFACTURER OR SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND SUCH PERSON’S REASONABLE CONTROL.

6.         Transfer Agent reserves the right to revoke Authorized Participant’s access to the System, with written notice, upon any breach by the Authorized Participant of the terms and conditions of this Annex A.

7.         Transfer Agent shall acknowledge through the System its receipt of each Purchase Order or Redemption Order communicated through the System, and in the absence of such acknowledgment Transfer Agent shall not be liable for any failure to act in accordance with such orders and Authorized Participant may not claim that such Purchase Order or Redemption Order was received by Transfer Agent. Transfer Agent may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by Transfer Agent in sufficient time for Transfer Agent to act upon, or in accordance with such instructions or communications.

8.         Authorized Participant agrees to use reasonable efforts consistent with its own procedures used in the ordinary course of business to prevent the transmission through the System of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Systems.

9.         Authorized Participant acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. Authorized Participant agrees that Transfer Agent may deactivate any encryption features at any time, without notice or liability to Authorized Participant, for the purpose of maintaining, repairing or troubleshooting its systems.

EXHIBIT C

CREATION/REDEMPTION ORDER FORM

[See attached.]

EXHIBIT B

THE BANK OF NEW YORK MELLON, ADMINISTRATOR

CREATION/REDEMPTION ORDER FORM
WORLD GOLD TRUST

CONTACT INFORMATION FOR ORDER EXECUTION:

Telephone Order Number: (844) 545-1258

Fax Order Number: 732-667-9478 or 9549

Authorized Participant must complete all items in Part 1. The Administrator, in its discretion, may reject any order not submitted in complete form.

I.	TO BE COMPLETED BY AUTHORIZED PARTICIPANT:

Name of Fund:

Date:	Time:

Broker Name:	Firm Name:

Participant Unallocated Account Name:	DTC Participant Number:

Telephone Number:	Fax Number:

Fund Ticker:

Type of order (Check Creation or Redemption please)

Creation of Shares	Redemption of Shares

# Of Creation Units (CU) Transacted:	Number:

Order #	Number written out:

Please indicate Gold clearing agent:

Check if ICBC Standard Bank Plc

Check if JPMorgan Chase Bank, N.A.

Other (please specify clearing agent):

This Order is subject to the terms and conditions of the Declaration of Trust of the World Gold Trust as currently in effect and the Authorized Participant Agreement between the Authorized Participant, the Sponsor and the Administrator named therein. All representations and warranties of the Authorized Participant set forth in such Authorized Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Authorized Participant Agreement and that he/she is authorized to deliver this Order to the Administrator on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Creation Unit disseminated the previous business day and recognizes the final Creation Unit ounces of Gold represented will be decreased based on the Fund’s daily accrual. When a final NAV is calculated it will be disseminated to all Authorized Participants, and the Creation Unit and or cash required for the Order entered into on this day will be finalized and this Order Form will serve as a legally binding contract for settlement in two business days.

Date	Authorized Person’s Signature

II.	TO BE COMPLETED BY ADMINISTRATOR:

This certifies that the above order has been:

Accepted by the Administrator
Declined-Reason:

Name of Fund:

Final # of Ounces:	Final # of Shares:

Final Cash Due to BNYM:

Date	Time	Authorized Signature of Administrator